                                                                      Exhibit 4A

                  COMMON STOCK                                COMMON STOCK

NUMBER                                                                    SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
                            APOGEE ENTERPRISES, INC.

                                                        CUSIP 037598 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT_____________________________________________________________
is the owner of ________________________________________________________________
FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.33 1/3
                     PER SHARE OF APOGEE ENTERPRISES, INC.
Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:______________

Patricia A. Beithon                                             Russell Huffer
Secretary                                                       Chairman


COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
(NEW YORK, N.Y.) TRANSFER AGENT
AND REGISTRAR

AUTHORIZED SIGNATURE
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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Apogee Enterprises, Inc. and The Bank of New York, dated as of October 19, 1990, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Apogee Enterprises, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Apogee Enterprises, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or an Associate or Affiliate thereof (as defined in the Rights Agreement), or certain transferees of such Person, may become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -as tenants in common             UNIF GIFT MIN ACT - ___Custodian___
                                                                       (Cust)         (Minor)
         TEN ENT   -as tenants by the entireties                under Uniform Gifts to Minors

         JT TEN    -as joint tenants with right of
                    survivorship and not as tenants                       Act________________
                    in common                                                     (State)
                    Additional abbreviations may also be used though not in
                    the above list.

For value received_____________hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________   Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated    _______________________________________________________________________
            Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.